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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                January 18, 2002
                        (Date of earliest event reported)

                                   ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                        1-2572                73-1520922
(State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)              File Number)          Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)

                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.   Other Events.
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          ONEOK, Inc. announced today that it has been granted a waiver on a possible technical default related to various financing leases tied to ONEOK's Bushton gas processing plant located in south central Kansas. ONEOK acquired the Bushton gas processing plant and related leases from Kinder Morgan in April 2000. Kinder Morgan had previously acquired the plant and leases from Enron. The technical default resulted from the bankruptcy filing by Enron, which is a guarantor of the leases in addition to Kinder Morgan and ONEOK. The waiver satisfies any concern related to the technical default. ONEOK will continue to make all payments due under the leases.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (c)  Exhibits
               99.a Press Release issued by ONEOK, Inc. dated January 18, 2002

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 18th day of January 2002.

                                           ONEOK, Inc.

                                           By:  /s/Jim Kneale
                                              ----------------------------------
                                                Jim Kneale
                                                Senior Vice President, Treasurer
                                                and Chief Financial Officer
                                                (Principal Financial Officer)

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